Exhibit 99.2

“The information contained herein has been prepared solely for the use of the addressee and has not been independently verified by WaMu Capital Corp.  Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement.  Such information supersedes the information in all prior collateral terms sheets, if any.”

WaMu 2004-CB4 Investor Only

30 Year Conforming Fixed Rate Collateral

6.00% P/T Term Sheet

Collateral                                                                                                                                            $84+ MM

Tranche Size                                                                                                                                       $78+ MM (AAA) +/- 10%

GWAC                                                                                                                                                 6.34% +/- 10bps

WAM                                                                                                                                                  358 +/- 2 months

California                                                                                                                                            22% +/-

FICO (Non-zero weighted Avg.)                                                                                                        26 +/- 10

Average Loan Balance                                                                                                                      $128,874 +/-

WA Original LTV                                                                                                                              70% +/- 5%

Purchase                                                                                                                                             51% +/- 5%

Rate/Term Refi                                                                                                                                  20% +/- 5%

Cash-Out Refi                                                                                                                                    29% +/- 5%

SF/PUD                                                                                                                                               60% +/- 5%

2-4 Family                                                                                                                                           30% +/- 5%

Condo                                                                                                                                                  10% +/- 5%

Full Documentation                                                                                                                            91% +/- 2%

Reduced Documentation                                                                                                                    9% +/- 2%

Investor Owned                                                                                                                                   98% +/- 2%

AAA Ratings                                                                                                                                       2 of 3 (S&P, Moody’s and Fitch)

Estimated Subordination Level*                                                                                                        7.00% +/-*

Settlement Date                                                                                                                                  10/29/2004

Clean Up Call                                                                                                                                       5%

* Subordination will be crossed.

All numbers are approximate.

Tranche size(s) are subject to 10% delivery variance.

WaMu Capital Corp.

The information contained herein has been prepared solely for the use of WaMu Capital Corp. and has not been independently verified by WaMu Capital Corp.  Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement.  Such information supersedes the information in all prior collateral terms sheet, if any.

This information is furnished to you solely by WaMu Capital Corp. and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp. is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for informational purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu 2004-CB4 Investor Only

30 Year Conforming Fixed Rate Collateral

6.50% P/T Term Sheet

Collateral                                                                                                                                           $107+ MM

Tranche Size                                                                                                                                      $99+MM (AAA) +/- 10%

GWAC                                                                                                                                               6.65% +/- 10bps

WAM                                                                                                                                                 358 +/- 2 months

California                                                                                                                                           28% +/-

FICO (Non-zero weighted Avg.)                                                                                                       724 +/- 10

Average Loan Balance                                                                                                                      $124,167 +/-

WA Original LTV                                                                                                                               69% +/- 5%

Purchase                                                                                                                                             43% +/- 5%

Rate/Term Refi                                                                                                                                  18% +/- 5%

Cash-Out Refi                                                                                                                                    39% +/- 5%

SF/PUD                                                                                                                                               56% +/- 5%

2-4 Family                                                                                                                                           36% +/- 5%

Condo                                                                                                                                                  8% +/- 5%

Full Documentation                                                                                                                            87% +/- 2%

Reduced Documentation                                                                                                                   13% +/- 2%

Investor Owned                                                                                                                                  98% +/- 2%

AAA Ratings                                                                                                                                      2 of 3 (S&P, Moody’s and Fitch)

Estimated Subordination Level*                                                                                                       7.00% +/-*

Settlement Date                                                                                                                                 10/29/2004

Clean Up Call                                                                                                                                     5%

* Subordination will be crossed.

All numbers are approximate.

Tranche size(s) are subject to 10% delivery variance.

WaMu Capital Corp.

The information contained herein has been prepared solely for the use of WaMu Capital Corp. and has not been independently verified by WaMu Capital Corp.  Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement.  Such information supersedes the information in all prior collateral terms sheet, if any.

This information is furnished to you solely by WaMu Capital Corp. and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp. is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for informational purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu 2004-CB4 Investor Only

15 Year Conforming Fixed Rate Collateral

5.50% P/T Term Sheet

Collateral                                                                                                                                             $32+ MM

Tranche Size                                                                                                                                        $30+ MM (AAA) +/- 10%

GWAC                                                                                                                                                 5.85% +/- 10bps

WAM                                                                                                                                                   178 +/- 2 months

California                                                                                                                                            26% +/-

FICO (Non-zero weighted Avg.)                                                                                                        731 +/- 10

Average Loan Balance                                                                                                                       $103,049 +/-

WA Original LTV                                                                                                                                62% +/- 5%

Purchase                                                                                                                                              30% +/- 5%

Rate/Term Refi                                                                                                                                   32% +/- 5%

Cash-Out Refi                                                                                                                                     38% +/- 5%

SF/PUD                                                                                                                                               58% +/- 5%

2-4 Family                                                                                                                                           31% +/- 5%

Condo                                                                                                                                                 11% +/- 5%

Full Documentation                                                                                                                           77% +/- 2%

Reduced Documentation                                                                                                                   23% +/- 2%

Investor Only                                                                                                                                     98% +/- 2%

AAA Ratings                                                                                                                                      2 of 3 (S&P, Moody’s and Fitch)

Estimated Subordination Level*                                                                                                       7.00% +/-*

Settlement Date                                                                                                                                 10/29/2004

Clean Up Call                                                                                                                                     5%

* Subordination will be crossed.

All numbers are approximate.

Tranche size(s) are subject to 10% delivery variance.

WaMu Capital Corp.

The information contained herein has been prepared solely for the use of WaMu Capital Corp. and has not been independently verified by WaMu Capital Corp.  Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement.  Such information supersedes the information in all prior collateral terms sheet, if any.

This information is furnished to you solely by WaMu Capital Corp. and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp. is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for informational purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu 2004-CB4 Investor Only

15 Year Conforming Fixed Rate Collateral

6.00% P/T Term Sheet

Collateral                                                                                                                                            $28+ MM

Tranche Size                                                                                                                                       $26+ MM (AAA) +/- 10%

GWAC                                                                                                                                                6.07% +/- 10bps

WAM                                                                                                                                                 178 +/- 2 months

California                                                                                                                                           27% +/-

FICO (Non-zero weighted Avg.)                                                                                                      726 +/- 10

Average Loan Balance                                                                                                                     $97,113 +/-

WA Original LTV                                                                                                                              61% +/- 5%

Purchase                                                                                                                                             24% +/- 5%

Rate/Term Refi                                                                                                                                  31% +/- 5%

Cash-Out Refi                                                                                                                                    45% +/- 5%

SF/PUD                                                                                                                                               60% +/- 5%

2-4 Family                                                                                                                                           31% +/- 5%

Condo                                                                                                                                                  9% +/- 5%

Full Documentation                                                                                                                           75% +/- 2%

Reduced Documentation                                                                                                                   25% +/- 2%

Investor Only                                                                                                                                     98% +/- 2%

AAA Ratings                                                                                                                                      2 of 3 (S&P, Moody’s and Fitch)

Estimated Subordination Level*                                                                                                       7.00% +/-*

Settlement Date                                                                                                                                 10/29/2004

Clean Up Call                                                                                                                                     5%

* Subordination will be crossed.

All numbers are approximate.

Tranche size(s) are subject to 10% delivery variance.

WaMu Capital Corp.

The information contained herein has been prepared solely for the use of WaMu Capital Corp. and has not been independently verified by WaMu Capital Corp.  Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement.  Such information supersedes the information in all prior collateral terms sheet, if any.

This information is furnished to you solely by WaMu Capital Corp. and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp. is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for informational purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.